Exhibit 99.1

Eightco Holdings (NASDAQ: ORBS) Senior Management and Board Member, Tom Lee, to Join Invite Only World ID Launch Event on April 17th, as World expands its lead in Human Verification

Eightco remains largest disclosed Worldcoin (WLD) token holder ahead of the World Lift Off Event

Eightco holds 277 million Worldcoin (WLD) tokens (~9% of circulating supply), the largest publicly disclosed institutional position and anchor of the Proof-of-Human thesis

Eightco offers public market access to the most innovative private companies including OpenAI and Beast Industries

Eightco treasury composition as of April 16, 2026: $90M OpenAI equity, $25M Beast Industries equity, 11,068 ETH, 277 million WLD holdings, and $112M cash and equivalents

EASTON, Pa. April 16, 2026 /PRNewswire/ — Eightco Holdings Inc. (NASDAQ: ORBS) (“Eightco” or “the Company”) today provided an update on its portfolio ahead of the World Lift Off event, reaffirming its position of 277 million Worldcoin (WLD) tokens, approximately 9% of circulating supply and the largest publicly disclosed institutional holding.

Members of Eightco’s Board, including board member Tom Lee, Chairman of Bitmine, and the executive team including CEO Kevin O’Donnell will attend the World Lift Off event on April 17, 2026, a widely anticipated milestone for digital identity, supporting Proof-of-Human as defining infrastructure for the trust layer of the agentic AI era. The event will be livestreamed here at 10AM PDT.

“Proof of human and verified human identity vaulted to a critical priority for social networks and banking and financial systems as AI and agentic-AI capabilities experienced an exponential step forward in the past few months. Hence, we expect this upcoming World Lift Off event on April 17 will be widely watched,” said Thomas “Tom” Lee, Chairman of Bitmine, Head of Research at Fundstrat, and Board Member of Eightco.

Eightco is built around three mega-trends the company expects to shape the next decade of innovation, including: artificial intelligence, digital identity, and the creator economy, with direct positions in each through OpenAI (28% of ORBS balance sheet), Worldcoin (22%), and Beast Industries (8%).

Digital Identity — WLD Token

Eightco holds 277 million WLD, approximately 9% of circulating supply, the largest publicly disclosed institutional position, and representing approximately 22% of the Eightco treasury.

Bots and automated traffic now account for roughly 58% of global web requests, officially tipping into the majority and climbing fast in 2026 as agents proliferate. With bots outnumbering humans online, proof-of-human is quickly becoming essential infrastructure.

Worldcoin is the native token of World, a global Proof-of-Human network built by Tools for Humanity (co-founded by Sam Altman and Alex Blania) and stewarded by the World Foundation. Its Orb device issues a privacy-preserving World ID that verifies a user is a unique human, not an AI agent.

Artificial Intelligence — OpenAI

Eightco holds $90 million of OpenAI equity, representing approximately 28% of the treasury assets, one of the highest disclosed OpenAI concentrations of any listed vehicle.

ChatGPT, OpenAI’s consumer app, has officially claimed the #1 spot in consumer AI, overtaking TikTok, Instagram, and Facebook in monthly worldwide downloads in early 2026 (Sensor Tower), making it the fastest-scaling consumer app of the year.

Creator Economy — Beast Industries

Eightco holds $25 million of Beast Industries equity, with an additional $7 million future commitment, or $25 million total, approximately 8% of the treasury assets.

Beast Industries became the first creator-led company to cross a $5.2 billion private valuation, with a 500M+ combined follower base across platforms. As AI commoditizes content creation, distribution and audience trust become scarce assets, Beast Industries commands one of the largest direct-to-consumer reach footprints in the world.

About Eightco Holdings Inc.

Eightco Holdings Inc. (NASDAQ: ORBS) is a publicly traded holding company executing a first-of-its-kind Worldcoin (WLD) treasury strategy, offering investors single-ticker exposure to three of the defining trends of this cycle: artificial intelligence through its pre-IPO equity stake in OpenAI, digital identity through its position as the largest public holder of WLD and the Proof-of-Human protocol, and the creator economy through its equity stake in MrBeast’s Beast Industries. Backed by leading institutional investors including BitMine Immersion (NYSE: BMNR), ARK Invest, and Payward/Kraken, Eightco is building the infrastructure layer for human verification in the agentic AI era.

For more information:

X: @iamhuman_orbs

Website: 8co.holdings

Frequently Asked Questions

What is ORBS stock?

Eightco Holdings Inc. (NASDAQ: ORBS) is a publicly traded holding company on Nasdaq. ORBS provides single-ticker exposure to three private-market positions: Worldcoin (WLD), the token of World (a project of Tools for Humanity); OpenAI; and Beast Industries.

Who owns the most Worldcoin (WLD)?

Eightco Holdings (NASDAQ: ORBS) holds 277 million WLD, approximately 9% of circulating supply and the largest publicly disclosed institutional position.

What is Proof-of-Human? Proof-of-Human is cryptographic verification that a user is a unique, living person, not a bot or AI agent. It is foundational infrastructure for social networks, banking, and any system requiring “one person, one account” in the agentic AI era.

How does Eightco (ORBS) relate to Proof-of-Human? Eightco Holdings (NASDAQ: ORBS) is the largest publicly disclosed institutional holder of Worldcoin (WLD), the token powering World’s Proof-of-Human network, with 277 million WLD (~9% of circulating supply).

Who are investors in Eightco Holdings (ORBS)?

Eightco’s investors include BitMine Immersion Technologies (NYSE: BMNR), MOZAYYX, World Foundation, Wedbush, CoinFund, Discovery Capital Management, FalconX, Payward/Kraken, Pantera, and GSR.

Who is the CEO of Eightco Holdings?

Kevin O’Donnell is the CEO of Eightco Holdings (NASDAQ: ORBS). The Company’s Board includes Tom Lee (Managing Partner and Head of Research at Fundstrat, and Chairman of BitMine Immersion Technologies (NYSE: BMNR)) and, as an advisor to the Board, Brett Winton (Chief Futurist at ARK Invest).

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements of historical fact could be deemed forward looking, including, without limitation, statements regarding: expectations regarding the World Lift Off event; the Company’s expectations that artificial intelligence, digital identity, and the creator economy will shape the next decade of innovation; beliefs that Proof-of-Human verification is becoming essential infrastructure for social networks, banking, and financial systems in the agentic AI era; the Company’s treasury strategy and anticipated benefits of its positions in WLD, OpenAI, and Beast Industries; and statements regarding the Company’s future capital commitments and investment plans. Words such as “plans,” “expects,” “will,” “anticipates,” “continue,” “expand,” “advance,” “develop” “believes,” “guidance,” “target,” “may,” “remain,” “project,” “outlook,” “intend,” “estimate,” “could,” “should,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s inability to direct the management or operations of private businesses where the Company is not a controlling stockholder; risk of loss or markdown on the Company’s strategic investments, including its positions in WLD, OpenAI equity, and Beast Industries equity; the Company’s ability to maintain compliance with the Nasdaq’s continued listing requirements; unexpected costs, charges or expenses that reduce the Company’s capital resources or otherwise delay capital deployment; inability to raise adequate capital to fund or scale its business operations or strategic investments; volatility in digital asset prices, including WLD and ETH, which could materially affect the value of the Company’s treasury holdings; regulatory changes, future legislation and rulemaking negatively impacting digital assets or artificial intelligence adoption; risks related to the development, adoption, and market acceptance of Proof-of-Human technology and the World network; uncertainty regarding the success of the World Lift Off event and its impact on WLD value or adoption; and shifting public and governmental positions on digital assets or artificial intelligence-related industries. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Eightco’s actual results to differ from those contained in the forward-looking statements herein, see Eightco’s filings with the Securities and Exchange Commission (the “SEC”), including the risk factors and other disclosures in its Annual Report on Form 10-K filed with the SEC on April 15, 2026 and other publicly available SEC filings. All information in this press release is as of the date of the release, and Eightco undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.

SOURCE: Eightco Holdings Inc.

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